UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1596

FPA CAPITAL FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	MARCH 31

Date of reporting period:	MARCH 31, 2011

Item 1. Report to Stockholders.

Annual Report

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

54818

FPA Capital Fund, Inc.

March 31, 2011

(This page has been left blank intentionally.)

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

This Annual Report covers the fiscal year ended March 31, 2011. Your Fund's net asset value (NAV) per share closed at $46.64. No distributions from net investment income or from capital gains were made during the year.

The following table shows the average annual total return for several different periods ended on that date for the Fund calculated at net asset value (NAV) and net of the maximum sales charge of 5.25% of the offering price. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost and prior performance does not guarantee future results. Additional performance information is provided on page 7.

	Periods Ended March 31, 2011 Average Annual Total Return
	1 Year	5 Years	10 Years	15 Years	20 Years	25 Years	6/30/1984 Inception
FPA Capital Fund, Inc. (NAV)*	32.65%	7.14%	13.23%	12.53%	15.10%	14.79%	15.76%
FPA Capital Fund, Inc.** (Net of Sales Charge)	25.69%	5.99%	12.62%	12.12%	14.79%	14.54%	15.52%
Lipper Mid-Cap Value Fund Average	20.74%	3.52%	8.40%	9.60%	10.74%	N/A	N/A
Russell 2000	25.79%	3.35%	7.87%	7.83%	9.82%	8.86%	10.00%
Russell 2500	26.12%	4.39%	8.85%	9.45%	11.27%	10.56%	11.84%
Standard & Poor's 500 Stock Index	15.65%	2.62%	3.29%	6.80%	8.72%	9.61%	11.09%

The Fund's six-month total return calculated at NAV for the period ended March 31, 2011 was 34.49%. This compares with total returns of 20.73% for the Lipper Mid-Cap Value Fund Average, 25.48% for the Russell 2000, 24.85% for the Russell 2500 and 17.32% for the S&P 500. For the year ended 2010, these same comparisons are 24.25% for FPA Capital Fund at NAV, 22.35% for the Lipper Mid-Cap Value Fund Average, 26.85% and 26.71% for the Russell 2000 and 2500, respectively, and 15.06% for the S&P 500.

Portfolio Commentary

As noted above, during the past six months ended March 31, 2011, the Fund appreciated 34.49% versus 25.48% and 24.85%, respectively, for the Russell 2000 & Russell 2500. Despite the Fund's higher than normal cash position, we were able to achieve superior performance versus the benchmark.

Given the Fund's and benchmark's large gains last year, we are somewhat surprised by the strong share price appreciation that continued through the end of March. The market shrugged off the rising violence in the Mid-East, substantially higher oil prices and the double-whammy earthquake and tsunami disasters in Japan. The market also seemed to ignore the growing fiscal crisis in Europe, with Portugal recently succumbing to a hand out from its neighbors to help pay off or refinance its sovereign debt maturing this spring. The old phrase that the "market climbs a wall of worry" was certainly true in the first quarter. Maybe the market's rise was due to the threat that the U.S. Federal Government would be shut down this spring. Think about it: No more excess government spending, no additional regulations, and no more tax increases. What else more could investors hope for from our leadership in Washington D.C.? True to form, the market sold off after Congress announced that there would be no shut down after all.

  *  Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown.

  **  Reflects deduction of the maximum sales charge of 5.25% of the offering price.

LETTER TO SHAREHOLDERS

Realistically, the Federal government will continue to spend money far beyond what it collects in revenue for the foreseeable future, higher oil prices will eat into the scarce discretionary income of consumers, and the sovereign debt problems will eventually take its toll on investors. We have tried our best to position your portfolio to withstand a permanent loss of capital from the above risks. At the same time, the securities that we purchased over the past several years exhibited very attractive valuations, and ones that we expected would prosper during these challenging times.

As the companies in your portfolio proved the strength of their business models and generated excellent profits and cash flow, their share prices appreciated — in some cases quite substantially. Yet, no company, not even Apple, will grow forever and produce ever-rising profits. It is for this reason, among others, why we are more cautious about stocks in general and why we have reduced the shares in a number of the holdings in your Fund's portfolio. Your Fund has considerable liquidity which can and will be used strategically to purchase securities when valuations hit our target levels.

In light of this, we did not add to any existing stocks and added only one small new position to the portfolio during the past six months. Ironically, despite the large gains over the last six months and past two years, we have a handful of attractive companies that we are monitoring very closely and which are close to an entry-level valuation for your Fund. We continued to perform due diligence, during the quarter, on a few companies by visiting their operations and talking with management and industry experts to ascertain the individual company's risks and prospects. However, none of the five or six stocks which we are closely monitoring currently provide an adequate risk-reward ratio that would give us confidence to initiate a position. Patience is a key attribute and distinguishing characteristic of our investment process, and one which appears to be in scarce supply today across the broader investment management industry.

We did, however, reduce a number of positions during the past six months. While the majority of the stocks we reduced were energy related, we also cut back our exposure in technology, retail and industrial companies.

Two stocks worth highlighting in the most recent six month period were Trinity Industries (TRN) and Patterson-UTI (PTEN). TRN gained almost 65% during the six months ended March 31 and closed at $36.67. We had believed that the market was not properly valuing the company, based on our view that industry railcar shipments would get back to more normalized levels. We also believed that TRN's profits would rise substantially as the company's railcar shipment growth mirrored the industry's growth, and the company's barge business continued to produce good returns. As the backlog of railcar orders for the company accelerates, TRN's consensus earnings for next year is expected to nearly triple last year's roughly $0.85 per share. With the stock recently doubling, and more than tripling from late 2008, we trimmed back TRN as the company's valuation is now closer to our estimate of fair value.

PTEN also performed well over the past six months, appreciating over 72% and closed at $29.39. PTEN is among the largest land-based oil & gas drilling rig operators in North America, with ownership of approximately 350 rigs. PTEN added to its pressure pumping services line of business with the acquisition of Key Energy's pressure pumping and wireline services assets last year. This acquisition more than doubled PTEN's pressure pumping horse power to nearly 420,000hp, and also expanded the company's geographic reach from the northeast U.S. to the Permian Basin and Eagle Ford Shale areas in Texas. Investors have bid up PTEN's shares because the daily rental rates for the company's drilling rigs are increasing, and pressure pumping services are in greater demand as more exploration and production companies require these assets to fracture shale rock to release the oil and gas for production. PTEN achieved $0.76 in EPS last year, but the consensus EPS for next year is $2.14. We trimmed back the position as more investors are now seeing this higher profit potential for the company.

Finally, over the past six months Foot Locker (FL) was up just over 35%. We believe Ken Hicks, FL's CEO, is doing an excellent job focusing the company on better inventory management, meeting the needs of its customers, and generating higher returns on capital. Although there are no guarantees, we would not be surprised to see FL earn nearly $1.50 in EPS this year, relative to current EPS of $1.07, should the company's apparel business turn around its recent lackluster performance and the economy does not fall into another recession.

Outlook

Two themes are foremost in our current thinking. Firstly, growth in corporate profits will slow considerably, and could turn negative, which will provide little support to currently elevated valuations, and secondly, we feel that the U.S.

LETTER TO SHAREHOLDERS

economy is not on a healthy growth path with fiscally irresponsible trends which, if they continue, should lead to far greater financial market volatility. As both become more apparent to market participants, the stock market rally that we've seen should peter out and may reverse.

Growth in corporate profits has had a large impact on the rally in the stock market. How sustainable is this profit growth? With corporate profit margins hitting multi-decade highs, our view is that it is not sustainable. At best, corporate profits are likely to grow in line with GDP growth, should margins hold at current peak levels. And that is the big question. The current after-tax corporate profit margin level of 9.5% of national income is fifty percent above the long-term average margin for the last sixty years of just above 6%. Besides the last decade, the after-tax corporate margins have only barely surpassed the 8% level three times in the previous five decades. We wouldn't bet that margins are going to stay here forever or go higher.

Valuations have been supported by the rapid profit growth, driven primarily by the corporate profit margin expansion, but also by the Fed's record low interest rate policy. Current price to earnings ratios are 29.9x for the Russell 2000 and 25.3x for the Russell 2500. These valuations are not being impacted much by the non-recurring charges that hit earnings in 2009. We have difficulty seeing how valuation multiples will expand from here, and expect them to contract over time to more normal valuations in the teens. A likely scenario in our eyes is a contraction in multiples, a contraction in profit margins, and higher interest rates. Should all or just a couple of these occur, we could have significant capital destruction in the stock market again, like we had in 2008. We would not be surprised if this happens at some point in the next several years, because of the excesses that are building in financial markets as a result of record low interest rates, excessive growth in money supply, and fiscal irresponsibility with large deficits and rapid growth in our treasury debt.

Current bullish sentiment and record low cash levels at equity mutual funds show that caution is being thrown out the window in the search for returns. In a low yield environment, the "yield pigs" are in charge. We can see this in the low number of qualifiers from our screens that search for undervalued securities. In normal years we get about 200 qualifiers, when fear is rampant the number goes north of 300, and when people are bullish it is less than 100. We are now getting less than 50 qualifiers.

Capital destruction is the underworld in the investment arena. Big setbacks are hard to recover from, hence our focus on capital preservation. In addition, emphasis on capital preservation can also enhance long-term returns. There are three ways to destroy capital in our book: pay too much, buy a bad balance sheet, and/or buy into a business model that fails or flounders. Our strategy to avoid these risks and preserve capital is fourfold: buy stocks far below their intrinsic values, with strong balance sheets, good management teams and leadership positions in their niches. The larger the discount to intrinsic value, the better the downside protection and the better the upside returns should the investment work out as contemplated. The stronger the balance sheet, the lower the risk that the company will fail or have to issue shares below intrinsic value. A leadership position in a niche and a strong management team serves to reduce the risk that the business model will flounder, even though that has happened to us too; several occasions come to mind.

Our second theme, that the U.S. economy is not on a healthy growth path, is supported by the fact that despite tremendous levels of monetary and fiscal stimulus during and coming out of the recession, the recovery has been one of the weakest on record. Fiscal negligence is rampant with federal deficits at record levels and treasury debt growing quickly. Should these trends continue, which we think is more likely than not, they could lead to a fiscal and/or financial crisis of size that could challenge the one in 2008.

Debt levels continue growing alarmingly fast. A treasury debt explosion is following the consumer debt explosion that took household debt from $7 trillion in 2000 to close to $14 trillion by 2008. Debt issuance by the government is rapidly escalating due to current record deficits and spending on social security, health care and other programs ramping up during the rest of this decade and beyond. Gross U.S. Treasury debt is currently $14.2 trillion or 97% of GDP. We will most likely cross the 100% level of debt to GDP this year. We currently rank as the number twelve highest debt to GDP nation in the world. This puts us in close company with Iceland at 115% debt to GDP and Greece at 130%. We don't think this is a desirable place to be in, and we regard this growth in debt to be a very serious issue for the country.

LETTER TO SHAREHOLDERS

One of the core problems is spending on mandatory programs, which will grow to over $3.3 trillion by 2021 from $2.1 trillion now, according to the Congressional Budget Office. This $1.2 trillion or 57% increase in mandatory spending over the next decade is the Achilles heel of the budget. Mandatory spending as a percent of total federal receipts has grown from 33% in 1970, to 47% in 2000, 61% in 2005, 90% in 2010, and finally to 101% in 2011. In other words, if we cut out all of our discretionary spending programs, we'd still be running deficits and be adding to our $14 trillion debt.

Discretionary spending is one third of the federal budget or $1.2 trillion and includes military spending, health, government, veteran's benefits, transportation, environment, housing, etc. The growth in mandatory spending the next decade dwarfs any cuts that could be made to discretionary spending. If you find yourself in a hole, you have to first stop digging and then figure out a way to climb out. With deficit spending at record levels in 2011, estimated at 10% of GDP, we are still frantically digging. We must first stop adding to our debt, and then figure out how to reduce it.

Liquidity by central banks around the world, and especially the U.S. central bank, is keeping a lid on volatility in the financial markets while the excesses are building. The question is how sustainable this calm in the financial markets is, especially when reflecting over the risks that are building. There is no question that the low volatility we're experiencing in financial markets can go on for an extended period of time, such as the 2004 to mid-2008 period, but it will come to an end at some point. At that time, it will be the investors who are ready to take advantage of attractive opportunities that will benefit, not the ones who are stretching to get that extra bit of yield today.

The Fed's determination to stimulate the economy via low interest rates and an increased money supply is creating excesses that will not be easy to unwind. Anything inside a six-month T-Bill gives you less than 0.1% and the one-year T-Bill is barely above 0.2%. More concerning has been the last several years of increased money supply, since this hits at the core of the U.S. dollar. Before the recent recession, the U.S. money supply was sitting at around $800 billion. It had grown steadily to this level from about $400 billion 15 years earlier. This translates to roughly 5% annual growth in the money supply the 15 years before the recession. In the last three years, the money supply has tripled to a current level north of $2.4 trillion. This equates to over 40% annual growth in the money supply the last three years. Since the beginning of 2011 alone, the money supply has expanded more than 20%. Should the velocity or turnover of all this money pick up from current levels, it will be imperative that the Fed rapidly reduce the money supply to avoid a serious inflation problem. The question is "What's the likelihood that the Fed will be successful in doing just that?" We are not convinced that this is a high probability outcome.

Ludwig von Mises discusses the problem with the Fed manipulating interest rates and money supply in his treatise on economics. Mises says "...a monetary expansion results in misinvestment of capital and overconsumption. It leaves the nation as a whole poorer, not richer. The cyclical fluctuations of business are...a product of government interference with business conditions designed to lower the rate of interest below the height at which the free market would have fixed it." The record low interest rates the Fed put in place after September 2001, created a large credit expansion that led to the large excess of housing stock we now have. The effects of this are still apparent with 11.1 million or 23.1% of residential properties having mortgages with negative equity according to CoreLogic, and another 2.4 million having less than 5% equity. The aggregate negative equity is $751 billion. Nevada has the highest negative equity with 65% underwater, followed by Arizona 51%, Florida 47% and California 32%. Had the Fed not lowered rates so dramatically, we would argue that the misallocation of capital in housing would not have taken place. Even though this was a very serious mistake with tremendous ramifications in the U.S. and around the world, we are asking ourselves if the Fed is not committing an even more serious mistake now by keeping rates at record lows for as long as it is and tripling the money supply. The Fed's track record in managing the economy the last two decades is one of ever increasing excesses. Why will this time be any different? Our answer is, it will not.

Because of our downward bias to U.S. growth, which we've had for many years, the portfolio is greatly skewed to companies that are exposed to global growth. Of the portfolio's equity investments, more than three quarters have a heavy exposure to global-demand growth, as opposed to U.S.-demand growth. This includes our oil service, oil and gas

LETTER TO SHAREHOLDERS

exploration, and technology companies. Our oil and technology investments are a backdoor way to participate in global growth and emerging markets. Developing markets constitute a large share of incremental oil demand and their fortunes can have pronounced impacts on oil demand and prices. Oil also has a severe decline curve which makes it harder to increase supply. The International Energy Agency estimates that fields at maturity have a decline curve of 9%. Oil in the ground and equipment used to produce it are real assets that are likely to provide a store of value against potential future monetary inflation. We continue to like our investments in the oil service, oil and gas exploration and technology areas for these reasons.

Despite this, we have trimmed more than half of our oil and gas exploration investments and a large amount of our oil service investments over the past twelve months. These industries are cyclical and when sentiment turns decidedly positive, valuations move up. As a result, our cash level has moved up. This does not trouble us. Cash is a residual of investment opportunity and currently there is a lack of opportunities available to us. We are the opposite of other equity managers that are now at record low levels of cash, just as they were in the summer of 2008. Keynes said "It is better for reputation to fail conventionally than to succeed unconventionally", and most investors are acting accordingly.

We believe that prudence and capital preservation will serve us well in these times. By sticking to our discipline and waiting for the opportunities that fit our criteria, we will be ready to take advantage of dislocations when they occur. We thank you for your continued support during these challenging times, and will strive to retain the confidence you have expressed in us.

Respectfully submitted,

Dennis M. Bryan
Co-Chief Executive Officer and Portfolio Manager

Rikard B. Ekstrand
Co-Chief Executive Officer and Portfolio Manager

April 20, 2011

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA Capital Fund, Inc. vs. Russell 2500, Russell 2000, S&P 500 and Lipper Mid-Cap Value Fund Average from April 1, 2001 to March 31, 2011

Past performance is not indicative of future performance. The Russell 2500 and 2000 Indexes consist of the 2,500 and 2,000 smallest companies, respectively, in the Russell 3000 total capitalization universe. These indexes are considered measures of small to mid capitalization stock performance. The Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighted index which covers industrial, utility, transportation and financial service companies, and represents approximately 75% of the New York Stock Exchange (NYSE) capitalization and 30% of NYSE issues. This index is considered a measure of large capitalization stock performance. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The Lipper Mid-Cap Value Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Capital Fund, Inc., with an ending value of $32,826 reflects deduction of the current maximum sales charge of 5.25% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $34,645. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

PORTFOLIO SUMMARY

March 31, 2011
(Unaudited)

Common Stocks		69.6%
Oil Field Services	25.7%
Technology	17.9%
Oil And Gas Exploration	13.3%
Retailing	5.8%
Industrial Products	5.8%
Basic Materials	1.1%
U.S. Treasuries		12.9%
Short-Term Investments		16.9%
Other Assets and Liabilities, Net		0.6%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended March 31, 2011
(Unaudited)

Shares
NET PURCHASES
Common Stock
Arris Group, Inc. (1)	585,400 shs.
NET SALES
Common Stocks
Avnet, Inc.	126,800 shs.
Baker Hughes Incorporated	349,200 shs.
Cimarex Energy Co.	24,200 shs.
Charming Shoppes, Inc. (2)	1,002,200 shs.
Foot Locker, Inc.	236,000 shs.
Mercury General Corporation (2)	763,900 shs.
Newfield Exploration Company	50,300 shs.
Patterson-UTI Energy, Inc.	382,200 shs.
Pride International, Inc.	804,000 shs.
Reliance Steel & Aluminum Co.	114,800 shs.
Rosetta Resources, Inc.	790,787 shs.
Rowan Companies, Inc.	136,000 shs.
SM Energy Company	37,900 shs.
Signet Jewelers Ltd	370,000 shs.
Trinity Industries, Inc.	117,000 shs.

(1) Indicates new commitment to portfolio

(2) Indicates elimination from commitment to portfolio

PORTFOLIO OF INVESTMENTS

March 31, 2011

COMMON STOCKS	Shares	Value
OIL FIELD SERVICES — 25.7%
Atwood Oceanics, Inc.*	676,100	$31,391,323
Baker Hughes Incorporated	515,475	37,851,329
Ensco PLC	1,870,600	108,195,504
Patterson-UTI Energy, Inc.	1,653,700	48,602,243
Pride International, Inc.*	484,000	20,787,800
Rowan Companies, Inc.*	2,585,000	114,205,300
		$361,033,499
TECHNOLOGY — 17.9%
Arris Group, Inc.*	585,400	$7,457,996
Arrow Electronics, Inc.*	2,186,700	91,578,996
Avnet, Inc.*	2,408,300	82,098,947
Western Digital Corporation*	1,879,600	70,090,284
		$251,226,223
OIL AND GAS EXPLORATION — 13.3%
Cabot Oil & Gas Corporation	93,200	$4,936,804
Cimarex Energy Co.	224,400	25,859,856
Newfield Exploration Company*	466,300	35,443,463
Rosetta Resources, Inc.*†	1,969,613	93,635,402
SM Energy Company	350,500	26,003,595
		$185,879,120
INDUSTRIAL PRODUCTS — 5.8%
Trinity Industries, Inc.	2,223,300	$81,528,411
RETAILING — 5.8%
Foot Locker, Inc.	2,184,816	$43,084,572
Signet Jewelers Ltd *	835,100	38,431,302
		$81,515,874
BASIC MATERIALS — 1.1%
Reliance Steel & Aluminum Co.	268,908	$15,537,504
TOTAL COMMON STOCKS — 69.6% (Cost $419,921,698)		$976,720,631

PORTFOLIO OF INVESTMENTS

March 31, 2011

	Principal Amount	Value
U.S. TREASURIES — 12.9%
U.S. Treasury Note — 0.875% 05/31/11	$79,600,000	$79,696,316
U.S. Treasury Note — 0.875% 01/31/12	100,000,000	100,492,000
TOTAL U.S. TREASURIES (Cost $180,355,281)		$180,188,316
TOTAL INVESTMENT SECURITIES — 82.5% (Cost $600,276,979)		$1,156,908,947
SHORT-TERM INVESTMENTS — 16.9%
General Electric Capital Corporation — 0.05% 04/01/11	$50,689,000	$50,689,000
Chevron Corporation — 0.14% 04/01/11	67,000,000	67,000,000
Exxon Mobil Corporation — 0.13% 04/04/11	60,000,000	59,999,350
Toyota Motor Credit Corporation — 0.16% 04/06/11	60,000,000	59,998,667
TOTAL SHORT-TERM INVESTMENTS (Cost $237,687,017)		$237,687,017
TOTAL INVESTMENTS — 99.4% (Cost $837,963,996)		$1,394,595,964
Other assets and liabilities, net — 0.6%		8,437,503
TOTAL NET ASSETS — 100.0%		$1,403,033,467

*  Non-income producing securities.

†  Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities during the year ended March 31, 2011.

Following is a summary of transactions in securities of these affiliates during the year.

	Purchases at Cost	Sales at Cost	Realized Gain	Dividend Income
Charming Shoppes, Inc.	—	$33,436,821	$1,096,537	—
Rosetta Resources, Inc.	—	22,922,485	21,219,986	—

See Notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2011

ASSETS
Investments at value:
Investment securities — at market value (identified cost $600,276,979; includes cost of $30,909,722 in securities of affiliates)	$1,156,908,947
Short-term investments — at amortized cost (maturities of 60 days or less)	237,687,017	$1,394,595,964
Cash		93
Receivable for:
Investment securities sold	$8,720,128
Capital Stock sold	991,672
Accrued interest	378,470	10,090,270
		$1,404,686,327
LIABILITIES
Payable for:
Advisory fees and financial services	$864,239
Capital Stock repurchased	568,996
Accrued expenses and other liabilities	219,625	1,652,860
NET ASSETS		$1,403,033,467
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 100,000,000 shares; outstanding 30,080,059 shares		$300,801
Additional paid-in capital		921,135,274
Accumulated net realized loss on investments		(73,129,798)
Accumulated net investment loss		(1,904,778)
Unrealized appreciation of investments		556,631,968
NET ASSETS		$1,403,033,467
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$46.64
Maximum offering price per share (100/94.75 of per share net asset value)		$49.22

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2011

INVESTMENT INCOME
Dividends		$6,929,949
Interest		1,271,294
		$8,201,243
EXPENSES
Advisory fees	$7,522,032
Financial services	1,149,543
Transfer agent fees and expenses	1,039,250
Directors' fees and expenses	85,508
Custodian fees and expenses	84,107
Reports to shareholders	70,188
Audit and tax fees	47,650
Registration fees	45,224
Insurance	29,335
Legal fees	13,600
Other expenses	19,584	10,106,021
Net investment loss		$(1,904,778)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sales of investment securities (excluding short-term investments with maturities 60 days or less)	$839,617,506
Cost of investment securities sold	767,905,780
Net realized gain on investments		$71,711,726
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of year	$283,248,260
Unrealized appreciation at end of year	556,631,968
Change in unrealized appreciation of investments		273,383,708
Net realized and unrealized gain on investments		$345,095,434
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$343,190,656

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2011		Year Ended March 31, 2010
CHANGE IN NET ASSETS
Operations:
Net investment loss	$(1,904,778)		$(2,160,835)
Net realized gain (loss) on investments	71,711,726		(20,375,855)
Change in unrealized appreciation of investments	273,383,708		559,886,518
Change in net assets resulting from operations		$343,190,656		$537,349,828
Distributions to shareholders from net investment income		—		(1,172,091)
Capital Stock transactions: Proceeds from Capital Stock sold	$55,527,712		$60,503,359
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	—		1,032,939
Cost of Capital Stock repurchased*	(144,398,584)	(88,870,872)	(214,770,406)	(153,234,108)
Total change in net assets		$254,319,784		$382,943,629
NET ASSETS
Beginning of year		1,148,713,683		765,770,054
End of year		$1,403,033,467		$1,148,713,683
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		1,399,402		2,029,206
Shares issued to shareholders upon reinvestment of dividends and distributions		—		39,297
Shares of Capital Stock repurchased		(3,994,488)		(7,209,295)
Change in Capital Stock outstanding		(2,595,086)		(5,140,792)

*  Net of redemption fees of $45,008 and $100,908 for the years ended March 31, 2011 and March 31, 2010, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended March 31,
	2011	2010	2009	2008	2007
Per share operating performance:
Net asset value at beginning of year	$35.16	$20.25	$36.84	$44.28	$44.99
Income from investment operations:
Net investment income (loss)	$(0.06)	$(0.07)	$0.30	$0.62	$0.69
Net realized and unrealized gain (loss) on investment securities	11.54	15.01	(14.51)	(3.38)	2.34
Total from investment operations	$11.48	$14.94	$(14.21)	$(2.76)	$3.03
Less distributions:
Dividends from net investment income	—	$(0.03)	$(0.41)	$(0.67)	$(0.63)
Distributions from net realized capital gains	—	—	(1.97)	(4.01)	(3.11)
Total distributions	—	$(0.03)	$(2.38)	$(4.68)	$(3.74)
Redemption fees	— *	— *	— *	— *	— *
Net asset value at end of year	$46.64	$35.16	$20.25	$36.84	$44.28
Total investment return**	32.65%	73.84%	(39.05)%	(6.45)%	7.37%
Ratios/supplemental data:
Net assets at end of year (in $000's)	$1,403,033	$1,148,714	$765,770	$1,812,340	$2,223,548
Ratio of expenses to average net assets	0.87%	0.86%	0.93%	0.88%	0.86%
Ratio of net investment income (loss) to average net assets	(0.16)%	(0.20)%	0.92%	1.46%	1.58%
Portfolio turnover rate	8%	19%	18%	18%	18%

*  Rounds to less than $0.01 per share

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2011

NOTE 1 — Significant Accounting Policies

FPA Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 7.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

NOTE 3 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Fund had no distributable earnings at March 31, 2011.

NOTES TO FINANCIAL STATEMENTS

Continued

The tax status of distributions paid during the fiscal years ended March 31, 2011 and 2010 were as follows:

	2011	2010
Dividends from Ordinary Income	—	$1,172,091
Distributions from Long-term Capital Gains	—	—

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $526,600,177 for the year ended March 31, 2011. Realized gains or losses are based on the specific identification method.

The cost of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) held at March 31, 2011, for federal income tax purposes was $600,276,979. Gross unrealized appreciation and depreciation for all investment securities at March 31, 2011, for federal income tax purposes was $556,798,933 and $166,965, respectively resulting in net unrealized appreciation of $556,631,968. As of and during the year ended March 31, 2011, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before March 31, 2008 or by state tax authorities for years ended on or before March 31, 2007.

During the year ended March 31, 2011, the Fund reclassified $2,167,832 of net investment losses from Accumulated Net Investment Losses to Additional Paid-in-Capital to align financial reporting with tax reporting.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was enacted. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies ("RICs") since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows: new capital losses may now be carried forward indefinitely, and retain the character of the original loss; several provisions are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests; and, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains. Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.1% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

NOTES TO FINANCIAL STATEMENTS

Continued

For the year ended March 31, 2011, the Fund paid aggregate fees of $84,000 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 5 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the year ended March 31, 2011, the Fund collected $45,008 in redemption fees, which amounts to less than $0.01 per share.

NOTE 6 — Distributor

For the year ended March 31, 2011, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $9,461 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith by, or under the direction of, the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an

NOTES TO FINANCIAL STATEMENTS

Continued

indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2011:

	Level 1	Level 2	Level 3(3)	Total
Common Stocks(1)	$976,720,631	—	—	$976,720,631
U.S. Treasuries	—	$180,188,316	—	180,188,316
Short-Term Investments(2)	—	237,687,017	—	237,687,017
	$976,720,631	$417,875,333	—	$1,394,595,964

(1)  All common stocks are classified under Level 1. The Portfolio of Investments provides further information on major security types.

(2)  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

(3)  Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no significant transfers between Level 1 and Level 2 during the year ended March 31, 2011. Additionally, there were no transfers into or out of Level 3 during the year ended March 31, 2011.

NOTE 8 — Subsequent Events

As of the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA CAPITAL FUND, INC.

We have audited the accompanying statement of assets and liabilities of FPA Capital Fund, Inc. (the "Fund"), including the portfolio of investments, as of March 31, 2011, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Capital Fund, Inc. as of March 31, 2011, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
May 16, 2011

SHAREHOLDER EXPENSE EXAMPLE

March 31, 2011

(Unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2010	$1,000.00	$1,000.00
Ending Account Value March 31, 2011	$1,344.87	$1,020.61
Expenses Paid During Period*	$5.09	$4.39

*  Expenses are equal to the Fund's annualized expense ratio of 0.87%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2011 (182/365 days).

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (75)*	Director & Chairman† Years Served: 13	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Thomas P. Merrick – (74)*	Director† Years Served: 2	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	6

Alfred E. Osborne, Jr. – (66)*	Director† Years Served: 11	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	3	Independent Directors Council, Wedbush, Inc., Heckmann Corporation and Kaiser Aluminum, Inc.

Patrick B. Purcell – (68)*	Director† Years Served: 5	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial and Administrative Officer from 1989 to March 1998, of Paramount Pictures.	4	The Ocean Conservancy and The Motion Picture and Television Fund

Allan M. Rudnick – (70)*	Director† Years Served: 1	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	3	California Council on Economic Education

Robert L. Rodriguez – (62)	Director† Portfolio Manager Years Served: 27	Chief Executive Officer of the Adviser.	2	FPA Fund Distributors, Inc.

Dennis M. Bryan – (49)	Co-Chief Executive Officer & Portfolio Manager Years Served: 15	Partner of the Adviser since 2006. Formerly, Vice President of First Pacific Advisors, Inc. from 1993 to 2006.

Rikard B. Ekstrand – (46)	Co-Chief Executive Officer & Portfolio Manager Years Served: 3	Partner of the Advisor since 2006. Formerly Vice President of First Pacific Advisors, Inc. from 1999 to 2006.

Eric S. Ende – (66)	Vice President Years Served: 26	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

J. Richard Atwood – (50)	Treasurer Years Served: 14	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (54)	Chief Compliance Officer Years Served: 16	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (56)	Secretary Years Served: 28	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (44)	Assistant Treasurer Years Served: 5	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Directors serve until their resignation, removal or retirement.
*  Audit Committee member
Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA CAPITAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115

30 Dan Road
Canton, Massachusetts 02021-2809

(800) 638-3060
(617) 483-5000

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

TICKER: FPPTX
CUSIP: 302539101

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2010 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's web site at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                    Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)           Not Applicable

(c)           During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)           During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)           Not Applicable

(f)            A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                    Audit Committee Financial Expert.

The registrant’s board of directors has determined that Willard H. Altman, Jr. and Patrick B. Purcell, each of whom is a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designees’ duties, obligations or liability as compared to each of their duties, obligations or liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.                    Principal Accountant Fees and Services.

	2010	2011
(a) Audit Fees	$39,000	$39,000
(b) Audit Related Fees	-0-	-0-
(c) Tax Fees	$7,150	$7,150
(d) All Other Fees	-0-	-0-

(e)(1)       Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)       Disclose the percentage of services described in each of paragraphs (b) – (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  100% of the services provided to the registrant described in paragraphs (b) – (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) – (d) of this Item that were required to be pre-approved by the audit committee.

(f)            If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)           Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  None.

(h)           Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  Not Applicable.

Item 5.                    Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                    Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                  Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                  Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s principal executive and financial officers, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex.99.CODE.ETH.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA CAPITAL FUND, INC.

By:	/s/ RIKARD B. EKSTRAND
Rikard B. Ekstrand, Co-Chief Executive Officer
(Principal Executive Officer)

Date:       May 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA CAPITAL FUND, INC.

By:	/s/ RIKARD B. EKSTRAND
Rikard B. Ekstrand, Co-Chief Executive Officer
(Principal Executive Officer)

Date:       May 23, 2011

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:       May 23, 2011